UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2009

CBS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street, New York, New York	10019
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       On June 22, 2009, CBS Corporation (the “Company”) announced that Fredric G. Reynolds will step down as the Company’s Executive Vice President and Chief Financial Officer, effective July 20, 2009, and will retire from the Company on August 15, 2009.

(c)        Also, on June 22, 2009, the Company announced that its Board of Directors had elected Joseph R. Ianniello, 41, to succeed Mr. Reynolds as the Company’s Executive Vice President and Chief Financial Officer, effective July 20, 2009.

Copies of the press releases announcing the retirement of Mr. Reynolds and the election of Mr. Ianniello are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.	The following Exhibits are filed as part of this Report on Form 8-K:
Exhibit Number	Description of Exhibit

99.1	Press Release of CBS Corporation, dated June 22, 2009, regarding
Fredric G. Reynolds

99.2	Press Release of CBS Corporation, dated June 22, 2009, regarding Mr.
Joseph R. Ianniello

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION

(Registrant)

By:	/s/ Louis J. Briskman
Name:	Louis J. Briskman
Title:	Executive Vice President and General Counsel

Date: June 23, 2009

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release of CBS Corporation, dated June 22, 2009, regarding
Fredric G. Reynolds

99.2	Press Release of CBS Corporation, dated June 22, 2009, regarding Mr.
Joseph R. Ianniello